Income Taxes - Schedule of effective income tax rate reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income Tax Expense (Benefit), Effective Income Tax Rate Reconciliation, Amount [Abstract]
Tax benefit at U.S statutory rate	$ (6,964)	$ (4,102)
State income taxes, net of federal benefit	12	11
Foreign tax differential	(4,876)	(933)
Change in valuation allowance	11,534	4,448
Stock-based compensation	155	39
Other items	26	(191)
Income tax benefit	$ (113)	$ (728)